                                                                     Exhibit 10c
               Forms of Senior Management Stock Option Agreements
               --------------------------------------------------

                         PREMIER INDUSTRIAL CORPORATION
                         ------------------------------

                    Senior Management Stock Option Agreement
                    ----------------------------------------


         WHEREAS, _____________________________________________________________
(the "Optionee") is ___________________________________________________________
______________________ of Premier Industrial Corporation (the "Company"); and

         WHEREAS, the execution of a Stock Option Agreement in the form hereof has been duly authorized and approved by the Stock Option Committee of the Board of Directors of the Company (the "Stock Option Committee");

         NOW, THEREFORE, the Company hereby grants to the Optionee an option to
purchase   ________ shares of Common Stock, without par value, of the Company
("Common Stock") at the price of $____________ (_______________________________
_________________) per share. In the unlikely event that the number of shares accepted under this year's grants to all eligible employees exceeds the number of shares available under the Company's 1973 Stock Option Plan for Management Employees, as amended and restated (the "Stock Option Plan"), this and all other grants under the Stock Option Plan will be reduced proportionately. The Company agrees to cause certificates for any shares purchased hereunder to delivered to the Optionee upon receipt of the purchase price and applicable withholding taxes, all subject, however, to the terms and conditions hereinafter set forth. The purchase price may be paid (a) in cash, (b) by exchanging previously acquired Common Stock of the equivalent market value on the date of exercise, or (c) by a combination of (a) and (b). Applicable withholding taxes must be paid in cash.

         1. This option (until terminated as hereinafter provided) shall be exercisable only to the extent of ________ shares hereinabove specified after the Optionee shall have been in the continuous employ of the Company for one full year from the date hereof (year one) and to the extent of an additional ________ shares after each of the next two successive years thereafter (years two and three), and an additional ____
shares after the next successive year (year four) and a final   _________
shares after the next successive year (year five), during each of which periods the Optionee shall have been in the continuous employ of the Company. For purposes of this Paragraph, leaves of absence approved by authorized officers of the Company for illness, military or governmental service or other cause shall be considered as employment. To the extent exercisable, this option may be exercised in whole or in part from time to time.

         2. This option shall terminate on the earliest of the following dates:

                 (a) On the date upon which the Optionee ceases to be an employee of the Company, unless he ceases to be such employee by reason of any event or circumstance described in Subparagraph (b) or (c) below;
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                 (b)      One year after the Optionee ceases to be an employee
                          of the Company by reason of termination of employment under circumstances determined by the Board of Directors or the Stock Option Committee to be for the convenience of the Company, or by reason of retirement under a retirement plan of the Company at or after normal retirement age provided for in such retirement plan or at an earlier age with the consent of the Board of Directors or the Stock Option Committee, but in no event after the date set forth in Subparagraph (e) below;

                 (c) One year after the death or Qualifying Disability (as defined in the Stock Option Plan) of the Optionee if the Optionee dies or becomes so disabled while an employee of the Company, but in no event after the date set forth in Subparagraph (e) below;

                 (d) At the time of any act which the Optionee intentionally commits and which is materially inimical to the interests of the Company, as thereafter so determined by the Board of Directors or the Stock Option Committee, with this option then terminating at the time of such act, notwithstanding any other provision of this Agreement, and with nothing contained in this option imposing any limit whatsoever on any right the Company might otherwise have to terminate the employment of the Optionee; or

                 (e)      On _________________________, ___________.

In the event that the earliest of the above events is one described within Subparagraph (b) or (c) above, then notwithstanding Paragraph 1, the exercisability of this option shall be accelerated upon and as of such triggering event, so that the Optionee may exercise the entire unexercised and outstanding balance of this option from and after the date of such triggering event until termination of this option as provided above.

         3. This option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by him.

         4. This option shall not be exercisable if, at the time of the proposed exercise, such exercise would involve a violation of any applicable federal or state securities law. This option also shall not be exercisable if, at the time of the proposed exercise, such exercise would require registration of the shares of Common Stock or other securities to be purchased hereunder under the Securities Act of 1933, as amended, or under any similar federal securities law then in effect, and such registration shall not then be effective.

         5. In the case of an exchange of previously acquired Common Stock, shares shall be valued for such purposes at their fair market value at the time of option exercise, in accordance with the Stock Option Plan and any applicable policies and procedures from time to time authorized by the Stock Option Committee and then in effect.
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         6.      The Board of Directors or the Stock Option Committee shall make such adjustments in the option price and in the number or kind of shares of Common Stock or other securities covered by this option as such Board or Committee, in its sole discretion exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of the Optionee that otherwise would result from (a) any stock dividend, stock split, reverse stock split, combination of shares, recapitalization, stock rights offering or other change in capital structure of the Company, or (b) any merger, consolidation, separation, reorganization or partial or complete liquidation, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. No adjustment provided for in this Paragraph 6 shall require the Company to sell any fractional share, and the Board of Directors or the Stock Option Committee may provide in its discretion either for the elimination of fractional shares (by rounding up or down to the nearest whole number) or settlement in cash.

         EXECUTED at Cleveland, Ohio this _______ day of_____________________.

                                        PREMIER INDUSTRIAL CORPORATION


                                        By:_____________________________________
                                           [Name]
                                           [Title]


         This undersigned Optionee hereby acknowledges receipt of an executed original of this Stock Option Agreement.

                                        ________________________________________
                                                        OPTIONEE

                         PREMIER INDUSTRIAL CORPORATION
                         ------------------------------

                    Senior Management Stock Option Agreement
                    ----------------------------------------

         WHEREAS, _____________________________________________________________
(the "Optionee") is ___________________________________________________________
______________________ of Premier Industrial Corporation (the "Company"); and

         WHEREAS, the execution of a Stock Option Agreement in this form has been duly authorized and approved by the Stock Option Committee of the Board of Directors of the Company (the "Stock Option Committee");

         NOW, THEREFORE, the Company hereby grants to the Optionee an option to
purchase   __________ shares of Common Stock, without par value, of the Company
("Common Stock") at the price of $____________ (_______________________________
__________________) per share. In the unlikely event that the number of shares accepted under this year's grants to all eligible employees exceeds the number of shares available under the Company's 1973 Stock Option Plan for Management Employees, as amended and restated (the "Stock Option Plan"), this and all other grants under the Stock Option Plan will be reduced proportionately. The Company agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon receipt of the purchase price and applicable withholding taxes, all subject, however, to the terms and conditions hereinafter set forth. The purchase price may be paid (a) in cash, (b) by exchanging previously acquired Common Stock of the equivalent market value on the date of exercise, or (c) by a combination of (a) and (b). Applicable withholding taxes must be paid in cash.

         1. This option (until terminated as hereinafter provided) shall be exercisable in its entirety after the Optionee shall have been in the continuous employ of the Company for five (5) full years from the date hereof. For purposes of this Paragraph, leaves of absence approved by authorized officers of the Company for illness, military or governmental service or other cause shall be considered as employment. To the extent exercisable, this option may be exercised in whole or in part from time to time.

         2. This option shall terminate on the earliest of the following dates:

                 (a) On the date upon which the Optionee ceases to be an employee of the Company, unless he ceases to be such employee by reason of any event or circumstance described in Subparagraph (b) or (c) below;

                 (b) One year after the Optionee ceases to be an employee of the Company by reason of termination of employment under circumstances determined by the Board of Directors or the Stock Option Committee to be for the convenience of the Company, or by reason of retirement under a retirement plan of the Company at or after normal retirement age provided for in such retirement plan or at an earlier age with the consent of the Board of Directors or the Stock Option Committee, but in no event after the date set forth in Subparagraph (e) below;

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                 (c)      One year after the death or Qualifying Disability (as
                          defined in the Stock Option Plan) of the Optionee if the Optionee dies or becomes so disabled while an employee of the Company, but in no event after the date set forth in Subparagraph (e) below;

                 (d) At the time of any act which the Optionee intentionally commits and which is materially inimical to the interests of the Company, as thereafter so determined by the Board of Directors or the Stock Option Committee, with this option then terminating at the time of such act, notwithstanding any other provision of this Agreement, and with nothing contained in this option imposing any limit whatsoever on any right the Company might otherwise have to terminate the employment of the Optionee; or

                 (e)      On _________________________, ___________.

In the event that the earliest of the above events is one described within Subparagraph (b) or (c) above, then notwithstanding Paragraph 1, the exercisability of this option shall be accelerated upon and as of such triggering event, so that the Optionee may exercise the entire unexercised and outstanding balance of this option from and after the date of such triggering event until termination of this option as provided above.

         3. This option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by him.

         4. This option shall not be exercisable if, at the time of the proposed exercise, such exercise would involve a violation of any applicable federal or state securities law. This option also shall not be exercisable if, at the time of the proposed exercise, such exercise would require registration of the shares of Common Stock or other securities to be purchased hereunder under the Securities Act of 1933, as amended, or under any similar federal securities law then in effect, and such registration shall not then be effective.

         5. In the case of an exchange of previously acquired Common Stock, shares shall be valued for such purposes at their fair market value at the time of option exercise, in accordance with the Stock Option Plan and any applicable policies and procedures from time to time authorized by the Stock Option Committee and then in effect.

         6. The Board of Directors or the Stock Option Committee shall make such adjustments in the option price and in the number or kind of shares of Common Stock or other securities covered by this option as such Board or Committee, in its sole discretion exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of the Optionee that otherwise would result from (a) any stock dividend, stock split, reverse stock split, combination of shares, recapitalization, stock rights offering or other change in capital structure of the Company, or (b) any merger, consolidation, separation, reorganization or partial or complete liquidation, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. No adjustment provided for in this Paragraph 6 shall require the Company to sell any fractional share, and the Board of Directors or the Stock Option Committee may provide in its discretion either for the elimination of fractional shares (by rounding up or down to the next whole number) or settlement in cash.

         EXECUTED at Cleveland, Ohio this _______ day of_______________________.

                                        PREMIER INDUSTRIAL CORPORATION


                                        BY:_____________________________________
                                           [Name]
                                           [Title]


         This undersigned Optionee hereby acknowledges receipt of an executed original of this Stock Option Agreement.

                                        ________________________________________
                                                       OPTIONEE